                                                                    EXHIBIT 24


                               POWER OF ATTORNEY



        Richard J. Ferris does hereby constitute and appoint David L. Stivers as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registering of an additional 1,300,000 shares of Doubletree Corporation's common stock under the Doubletree Corporation 1994 Equity Participation Plan and all amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorney-in-fact and agent or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                           /s/  RICHARD J. FERRIS
                                           ---------------------------------
                                                Richard J. Ferris

                               POWER OF ATTORNEY



        Peter V. Ueberroth does hereby constitute and appoint David L. Stivers as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registering of an additional 1,300,000 shares of Doubletree Corporation's common stock under the Doubletree Corporation 1994 Equity Participation Plan and all amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorney-in-fact and agent or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                           /s/  PETER V. UEBERROTH
                                           ---------------------------------
                                                Peter V. Ueberroth

                               POWER OF ATTORNEY



        William R. Fatt does hereby constitute and appoint David L. Stivers as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registering of an additional 1,300,000 shares of Doubletree Corporation's common stock under the Doubletree Corporation 1994 Equity Participation Plan and all amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorney-in-fact and agent or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                           /s/  WILLIAM R. FATT
                                           ---------------------------------
                                                William R. Fatt

                               POWER OF ATTORNEY



        Dale F. Frey does hereby constitute and appoint David L. Stivers as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registering of an additional 1,300,000 shares of Doubletree Corporation's common stock under the Doubletree Corporation 1994 Equity Participation Plan and all amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorney-in-fact and agent or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                           /s/  DALE F. FREY
                                           ---------------------------------
                                                Dale F. Frey

                               POWER OF ATTORNEY



        Ronald K. Gamey does hereby constitute and appoint David L. Stivers as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registering of an additional 1,300,000 shares of Doubletree Corporation's common stock under the Doubletree Corporation 1994 Equity Participation Plan and all amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorney-in-fact and agent or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                           /s/  RONALD K. GAMEY
                                           ---------------------------------
                                                Ronald K. Gamey

                               POWER OF ATTORNEY



        Richard M. Kelleher does hereby constitute and appoint David L. Stivers as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registering of an additional 1,300,000 shares of Doubletree Corporation's common stock under the Doubletree Corporation 1994 Equity Participation Plan and all amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorney-in-fact and agent or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                           /s/  RICHARD M. KELLEHER
                                           ---------------------------------
                                                Richard M. Kelleher

                               POWER OF ATTORNEY



        Norman B. Leventhal does hereby constitute and appoint David L. Stivers as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registering of an additional 1,300,000 shares of Doubletree Corporation's common stock under the Doubletree Corporation 1994 Equity Participation Plan and all amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorney-in-fact and agent or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                           /s/  NORMAN B. LEVENTHAL
                                           ---------------------------------
                                                Norman B. Leventhal

                               POWER OF ATTORNEY



        John H. Myers does hereby constitute and appoint David L. Stivers as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registering of an additional 1,300,000 shares of Doubletree Corporation's common stock under the Doubletree Corporation 1994 Equity Participation Plan and all amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorney-in-fact and agent or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                           /s/  JOHN H. MYERS
                                           ---------------------------------
                                                John H. Myers